Exhibit 99.1

Digital Health Acquisition Corp. Announces Filing of a Preliminary Extension Proxy Statement for a Stockholder Meeting on October 20, 2022

Boca Raton, FL, October 10, 2022 (BUSINESS WIRE) - - Digital Health Acquisition Corp. (the “Company” or “Digital Health”) (NASDAQ: DHAC), today announces the filing of a definitive proxy statement to hold a special meeting of its stockholders on October 20, 2022 at 9:30 am Eastern Time to extend the date by which Digital Health must consummate an initial business combination (the “Extension Proxy Statement”).

As further detailed in the Extension Proxy Statement, holders of Digital Health common stock are asked to approve a proposal to amend the Company’s amended and restated certificate of incorporation to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three (3) months, from November 8, 2022 to February 8, 2023, (b) provide Digital Health’s board of directors the ability to further extend the date by which the Company has to consummate a business combination up to three (3) additional times for three (3) months each time, for a maximum of nine (9) additional months if Digital Health Acquisition Group, LLC, our “sponsor”, pays an amount equal to $350,000 for each three-month extension (the “Extension Fee”), which amount shall be deposited in the trust account of the company; provided, that if as of the time of an extension the Company has filed a Form S-4 registration statement in connection with its initial business combination, then no Extension Fee would be required in connection with such extension, and (c) allow for the Company to provide redemption rights to the Company’s public stockholders in accordance with the requirements of the amended and restated certificate of incorporation without complying with the tender offer rules. As with potential redemptions in connection with an initial Business Combination, the charter amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 20% or more of Digital Health’s public shares.

If the Extension is approved and implemented, our Sponsor or its designees has agreed to loan Digital Health $350,000. The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.21 at the time of the special meeting. The closing price of the Company’s common stock on September 30, 2022 was $10.13. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.08 more for each share than if such stockholder sold the shares in the open market.

For any holder of Digital Health units who elects to redeem the common stock underlying the unit for cash in the trust account, the warrant underlying the unit will be forfeited automatically.

Digital Health’s stockholders and other interested persons are advised to read the Extension Proxy Statement. Stockholders are also able to obtain copies of the Extension Proxy Statement and other relevant materials filed with the Securities and Exchange without charge, at the SEC’s web site at www.sec.gov, or by directing a request to Digital Health’s proxy solicitation agent at the following address and telephone number:

D.F. King & Co.

Brokers and Banks Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 290-6429

Email: DHAC@dfking.com

On October 7, 2022, Digital Health filed a periodic report on Form 8-K (the “8-K”) disclosing the amended and restated terms and conditions of a the proposed business combination (the “Business Combination”) and related transactions with VSee Labs, Inc. (“VSee”) and iDoc Virtual Telehealth Solutions, Inc. (“iDoc”).  As summarized in the 8-K:

•	Digital Health, VSee and iDoc have further amended and restated a previously disclosed Business Combination Agreement such that stockholders of VSee and iDoc will now only receive share of common stock of Digital Health as consideration further to the Business Combination (the “A&R BCA”)

•	The terms and conditions of a previously disclosed PIPE investment have been amended and restated such that the PIPE investment now consists of the purchase of $8.0 million of convertible preferred stock and warrants in Digital Health, such investment to close immediately after the closing of the Business Combination.

•	Digital Health and an institutional investor have closed a bridge loan in the principal amount of $2,222,222, which transaction includes the issuance of warrants and commitment shares to the investor.

About Digital Health Acquisition Corp.

About VSee Labs, Inc

About iDoc Virtual Telehealth Solutions, Inc.

Digital Health Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

VSee Labs, Inc. is no-code or low-code SAAS platform that enables clinicians and enterprises to create their telehealth workflows without programming.  VSee’s system encapsulates more than 500 man-years of development to allow a telehealth mobile app to be created or a telehealth system to be integrated into existing hospital operations in days.

iDoc Virtual Telehealth Solutions, Inc. is an acute care organization, set of integrated telehealth technologies, and team of neurointensivists, neurologists, and nurses that treat and coordinate care for acutely ill patients 24/7 in the Neurointensive Care Unit (NICU) and ICU for stroke, brain trauma, and a wide range of neurological conditions.

Digital Health, comprised of a team of industry professionals and leaders with deep insight and relationships in healthcare, software systems, mergers and acquisitions and related fields. Digital Health was formed as a special purpose acquisition company that raised $115 million in an initial public offering in November 2021, intending to utilize the proceeds for acquiring scalable businesses in healthcare.

More information can be found at www.digitalhealthacquisition.com, www.VSee.com and www.iDocvms.com.

Important Information and Where to Find It

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions described herein, Digital Health has filed relevant materials with the SEC, and plans to file a registration statement on Form S-4 which will include a preliminary proxy statement of Digital Health in connection with the proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to Digital Health security holders as of the close of business on the record date established by Digital Health for voting on the Transactions. Investors and security holders of Digital Health and other interested persons are advised to read the preliminary proxy statement when filed and amendments thereto, and the definitive proxy statement, when available, in connection with Digital Health’s solicitation of proxies for the extraordinary general meeting of Digital Health stockholders to be held to approve the Amended BCA and the Transactions because these documents will contain important information about Digital Health, VSee and iDoc, and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Digital Health with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or by writing to Digital Health at: www.digitalhealthacquisition.com.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Digital Health, VSee and iDoc and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Digital Health’s, VSee’s and iDoc’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Digital Health’s, VSee’s and iDoc’s expectations with respect to future performance and anticipated financial impacts of the Transactions contemplated by the Amended BCA, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Digital Health or VSee and iDoc and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Transactions company (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Digital Health prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on Nasdaq; (v) costs related to the Transactions; (vi) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; (vii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Amended BCA by the stockholders of Digital Health and the satisfaction of the minimum cash requirements of the Amended BCA following any redemptions by Digital’s public stockholders; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Digital Health, VSee or iDoc related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Digital and VSee and iDoc prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance VSee and iDoc’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in VSee and iDoc’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic and geopolitical developments; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual bookings; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy, including potential expansion into new geographic regions; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Digital Health. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Digital Health, VSee and iDoc undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Participants in the Solicitation

Digital Health, VSee and iDoc, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Digital Health securities in respect of the proposed Transactions. Information about Digital’s directors and executive officers and their ownership of Digital Health’s securities is set forth in Digital Health’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

For investor inquiries about Digital Health, VSee, or iDoc please contact:

Chuck Bennett

Managing Director

Core IR

Cb@coreir.com

(516) 661-2684